                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 2006


Merrill Lynch MORTGAGE INVESTORS, Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2006, providing for the issuance of Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-RM2)

             Merrill Lynch Mortgage Investors Trust, Series 2006-RM2
        -----------------------------------------------------------------
                                (Issuing Entity)

                  Merrill Lynch Mortgage Investors Trust, Inc.
        -----------------------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                  Merrill Lynch Mortgage Investors Trust, Inc.
        -----------------------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
        -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   333-130545                 13-3416059
           --------                   ----------                 ----------
 (State or Other Jurisdiction         (Commission             (I.R.S. Employer
       Of Incorporation)             File Number)            Identification No.)

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               250 Vesey Street
     4 World Financial Center 28th Floor                         10080
                New York, NY                                   ---------
                ------------
   (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 449-0357

                                    No Change
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


      Item 8.01. Other Events

             Dechert LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-130545) in connection with various transactions. Legal opinions by Dechert LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1,
Exhibit 8.1 and Exhibit 23.1.

      Item 9.01. Financial Statements and Exhibits

      (a) Not applicable.

      (b) Not applicable.

      (c) Not applicable.

      (d) Exhibits:

            5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

            8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

            23.1  Consent of Dechert LLP (included in Exhibit 5.1).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS,
                                         INC.



                                         By: /s/ Matthew Whalen
                                             ----------------------------------
                                             Name:  Matthew Whalen
                                             Title: President

Dated: May 31, 2006

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                                  EXHIBIT INDEX


Exhibit No.         Description


  5.1   Opinion of Dechert LLP as to legality (including consent of such firm).

  8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

 23.1   Consent of Dechert LLP (included in Exhibit 5.1)
